SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2005

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-21855 (Commission File Number)	22-3351447 (IRS Employer Identification No. )

630 Godwin Avenue, Midland Park, NJ (Address of Principal Executive Offices)	07432 (Zip Code)

Registrant's telephone number, including area code     (201) 444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

        On October 20, 2005, Stewardship Financial Corporation issued a press release announcing its unaudited results for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)	The following exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed":

Exhibit No. Exhibit 99.1	Description Press Release dated October 20, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2005	Stewardship Financial Corporation /s/ Julie E. Holland Julie E. Holland Vice President and Treasurer